SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  November 20, 2003
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                     FIRST LITCHFIELD FINANCIAL CORPORATION
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               (Exact name of Registrant as Specified in Charter)

       Delaware                           0-28815               06-1241321
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(State or other Jurisdiction      (Commission File Number)     (IRS Employer
  of Incorporation)                                          Identification No.)



13 North Street, Litchfield, Connecticut                       06759
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(Address of Principal Executive Offices)                     (Zip Code)



Registrant's telephone number, including area code: (860) 567-8752
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            N/A
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          (Former Name or Former Address, if Changed Since Last Report

Form 8-K, Current Report
First Litchfield Financial Corporation


Item 5. Other Events.
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     A.   Cash Dividend.
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     The Board of  Directors  of First  Litchfield  Financial  Corporation  (the
"Company") declared a $0.12 per share quarterly cash dividend at their November 20, 2003 Board Meeting. The quarterly cash dividend will be paid on January 28, 2004 to stockholders of record as of January 7, 2004.

     B.   Stock Dividend.
          ---------------

     The Board of Directors of the Company declared a 5% stock dividend at their November 20, 2003 Board Meeting. The stock dividend will be paid on December 31, 2003 to stockholders of record as of December 15, 2003. A copy of the press release issued by the Company on November 20, 2003 relating to these matters is attached hereto as Exhibit 99.1.

     C.   Exhibits.
          --------

          99.1 Press Release dated November 20, 2003

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated:  November 20, 2003                FIRST LITCHFIELD FINANCIAL CORPORATION



                                         By /s/ Joseph J. Greco
                                           -------------------------------------
                                           Joseph J. Greco
                                           President and Chief Executive Officer